                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)            December 3, 1997
                                                 ______________________________

                          ROMAC INTERNATIONAL, INC.
_______________________________________________________________________________
             (Exact Name of Registrant as Specified in Its Charter)


                                   Florida
_______________________________________________________________________________
                  State or Other Jurisdiction of Incorporation

           0-26058                                          59-3264661
_______________________________________________________________________________
      (Commission File Number)                           (I.R.S. Employer
                                                        Identification No.)


                 120 West Hyde Park Place, Suite 150, Tampa, Florida 33606
_______________________________________________________________________________
         (Address of Principal Executive Offices)              (Zip Code)


                               (813) 251-1700
_______________________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)


                                     N/A
_______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     On December 3, 1997, Romac International, Inc. (the "Company") announced that Maureen A. Rorech had resigned as a member of the Company's Board of Directors (the "Board"), effective November 20, 1997, to pursue other business and philanthropic interests. Ms. Rorech has agreed to remain as a consultant to the Company, with particular emphasis on marketing and advertising related issues and major account servicing.

     The Company intends to replace Ms. Rorech with an additional outside director. Currently, no individual has been identified as a replacement for Ms. Rorech, but the Company expects to nominate a replacement for consideration at the next annual meeting of its Shareholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

      Exhibit Number                              Description
      --------------                              -----------
              99 Press Release, dated December 3, 1997, of Romac International, Inc. announcing the resignation of Maureen A. Rorech.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ROMAC INTERNATIONAL, INC.
                                        (Registrant)


                                        By:  /s/  THOMAS M. CALCATERRA
                                           -----------------------------------
                                           Thomas M. Calcaterra, Chief
                                           Financial Officer and Secretary


                                        Date:  December 3, 1997





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